PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                                       TO
                        PROSPECTUSES DATED MARCH 30, 2001

Enhanced rider benefits will become available for policies with face amounts in excess of $1,000,000 and meeting certain other underwriting eligibility requirements, upon approval by the applicable state insurance department. This supplement modifies and adds to your prospectus to reflect such changes.

The availability of this rider is subject to state rider approval, and thus the actual rider details may vary in a particular state based on the terms of that state's rider approval. The company may abandon or withdraw its efforts to secure rider approval in any state where approval is denied.

================================================================================
IN "THE POLICY" SECTION OF YOUR PROSPECTUS, THE FOLLOWING IS ADDED UNDER THE HEADING "ADDITIONAL RIDER BENEFITS":

[diamond]  LifePlan Options Rider. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

        1. An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.
        2. An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.
        3. An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.
        4. For Survivorship Variable Universal Life policies, an additional option to split the policy into single-life policies without incurring a surrender charge and without a medical exam requirement, while other traditional underwriting rules will still apply.




              READ AND KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.


TF673